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                                                           Exhibit 32.2

                         NORDSTROM CREDIT, INC.

                            13531 EAST CALEY

                       CENTENNIAL, COLORADO 80111

                    CERTIFICATION OF CHIEF FINANCIAL
              OFFICER REGARDING PERIODIC REPORT CONTAINING
                          FINANCIAL STATEMENTS

I, Michael G. Koppel, the Vice President and Treasurer of Nordstrom Credit, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended July 31, 2003 (the "Report") filed with the Securities and Exchange Commission:

     - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Michael G. Koppel
                                                ---------------------
                                                Michael G. Koppel
                                                Vice President and
                                                Treasurer
                                                September 9, 2003

A signed original of this written statement required by Section 906 has been provided to Nordstrom Credit, Inc. and will be retained by Nordstrom Credit, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.